UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                              MEREDITH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                    MEREDITH
                                   CORPORATION

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 12, 2001

                               -------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of holders of common stock and class B common stock of Meredith Corporation (hereinafter called the "Company") will be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 12, 2001, at 10:00 A.M., local time, for the following purposes:

     (1)  To elect four Class III directors for terms expiring in 2004.

     (2)  To elect one Class I director for a term expiring in 2002.

     (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     By resolution of the Board of Directors, only holders of record of the Company's common stock and class B common stock at the close of business on September 5, 2001, are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.



                                        By Order of the Board of Directors,

                                                /s/ John S. Zieser

                                                  JOHN S. ZIESER
                                        VICE PRESIDENT -- GENERAL COUNSEL
                                                  AND SECRETARY

Des Moines, Iowa
September 24, 2001


PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD(S) IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

                                    MEREDITH
                                   CORPORATION

                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 12, 2001

                               -------------------


                                  INTRODUCTION

     This Proxy Statement, along with the Company's Annual Report to Shareholders, is being sent to shareholders on or about September 24, 2001, in connection with the solicitation of proxies by the Board of Directors of Meredith Corporation (the "Company") to be used in voting at the Annual Meeting of holders of common stock and class B common stock of the Company to be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 12, 2001, at 10:00 A.M., local time, and at any adjournment or adjournments thereof.

     YOU ARE REQUESTED TO SIGN AND COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE.

     Proxies in such form, if duly signed and received in time for voting, will be voted in accordance with the directions of the shareholders. If no instructions are specified in a proxy, the proxy will be voted by the proxy holders FOR the election as directors of the nominees hereinafter named and in their discretion upon such matters not presently known or determined that may properly come before the meeting.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

     The giving of a proxy does not preclude the right to vote in person or by means of a subsequent proxy should the person giving the proxy so desire. Any proxy may be revoked by giving notice to the Company in writing prior to the meeting or in open meeting, but such revocation shall not affect any vote previously taken.

     The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement and the reasonable costs of brokers, nominees and fiduciaries in supplying proxies to beneficial owners, will be paid by the Company. The solicitation will be made by use of the mail, through brokers and banking institutions, and by officers and regular employees of the Company.


                             SHARES ENTITLED TO VOTE

     Each holder of record of common stock at the close of business on September 5, 2001, is entitled to one vote per share so held on all matters to come before the meeting. At the close of business on September 5, 2001, there were outstanding and entitled to vote at the Annual Meeting, 39,213,818 shares of common stock of the Company. Each holder of record of class B common stock at the close of business on September 5, 2001, is entitled to ten votes per share so held on all matters to come before the meeting. At the close of business on September 5, 2001, there were outstanding and entitled to vote at the Annual Meeting, 10,515,829 shares of class B common stock of the Company, for a total of 144,372,108 votes.

     The affirmative vote of a majority of the total number of votes entitled to be cast represented by shares present in person or by proxy, a quorum being present, is required to elect directors and to approve any other matters that may properly come before the meeting. In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to "withhold authority" to vote in certain cases), will be counted.

Abstentions with respect to a particular proposal will be counted as part of the base number of votes to be used in determining if that particular proposal has received the requisite percentage of base votes for approval, while broker non-votes will not be counted in such base for each proposal. Therefore, an abstention will have the same practical effect as a vote "against" such proposal, while a broker non-vote will have no effect. If an individual has signed a proxy card but failed to indicate a vote "for," "against," or "withhold authority," such proxy will be voted FOR the election as directors of the nominees therein named and in their discretion upon such matters not presently known or determined that may properly come before the meeting.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial owners of such shares. Because the voting or dispositive power of certain stock listed in the following table is shared, in some cases the same securities are listed opposite more than one name in the table. The total number of the Company's shares as listed in the table (excluding stock options that are presently exercisable or will become exercisable within sixty (60) days following the date of the Proxy Statement), after elimination of such duplication is 11,679,835 shares of common stock (approximately 30% of the outstanding common stock) and 9,050,218 shares of class B common stock (approximately 86%) of the outstanding class B common stock).

     Set forth below is information as of July 31, 2001, concerning security ownership by each person who is known to management to be the beneficial owner of more than 5% of any class of the Company's voting securities, and security ownership by management.

                                                           COMMON STOCK OWNED (1)         CLASS B COMMON STOCK OWNED (2)
                                                      --------------------------------   ---------------------------------
                                                      SOLE VOTING     SHARED             SOLE VOTING     SHARED
                                                           OR        VOTING OR                OR        VOTING OR
                                                       INVESTMENT   INVESTMENT    % OF    INVESTMENT   INVESTMENT   % OF
NAME                                                     POWER         POWER     CLASS      POWER         POWER     CLASS
----                                                  -----------   ----------  -------  -----------   ----------  -------
(a)  BENEFICIAL OWNERS OF MORE THAN 5%

     E. T. Meredith III, Director (3)(4)(6) ........       7,200    1,745,898      20%    3,251,602    4,135,818     70%
      1716 Locust Street
      Des Moines, IA 50309-3023

     Frederick B. Henry, Director (3)(6)(9) ........     712,816      449,608       5%       28,763      887,826      9%
      100 West Hallam Street
      Aspen, CO 81611

     Mell Meredith Frazier, Director (3)(4)(5) .....      40,985       92,412       2%       95,345      692,412      8%
      1716 Locust Street
      Des Moines, IA 50309-3023

     Anna K. Meredith Endowment Trust (11) .........           0            0       2%            0      600,000      6%
      665 Locust Street
      Des Moines, IA 50304

     AIM Funds Management, Inc. (12) ...............           0    3,622,000       9%            0            0      0
      5140 Yonge Street, Suite 900
      Toronto, Ontario, CN M2N 6X7

     Franklin Mutual Advisers, LLC (12) ............   2,611,759            0       7%            0            0      0
      51 John F. Kennedy Parkway
      Short Hills, NJ 07078

     Citigroup Inc. (12) (13) ......................           0    2,125,477       5%            0            0      0
      399 Park Avenue
      New York, NY 10043

                                                         COMMON STOCK OWNED (1)         CLASS B COMMON STOCK OWNED (2)
                                                   ---------------------------------  -----------------------------------
                                                   SOLE VOTING     SHARED             SOLE VOTING     SHARED
                                                        OR        VOTING OR                OR        VOTING OR
                                                    INVESTMENT   INVESTMENT    % OF    INVESTMENT   INVESTMENT    % OF
NAME                                                  POWER         POWER     CLASS      POWER         POWER      CLASS
----                                               -----------   ----------  -------  -----------   ----------   --------
(b)  DIRECTORS, NOT LISTED ABOVE, INCLUDING
     NOMINEES, AND NAMED EXECUTIVE OFFICERS

     Herbert M. Baum, Director (6)(9) .............    40,705            0       *             0            0        0
     Mary Sue Coleman, Director (6) ...............    14,278            0       *             0            0        0
     Christina A. Gold, Director (6)(9) ...........     5,397            0       *             0            0        0
     Joel W. Johnson, Director (6)(9) .............    36,467            0       *             0            0        0
     Jerome M. Kaplan, President -
      Magazine Group (5)(7)(10) ...................   204,364            0       *           492            0        *
     William T. Kerr, Director,
      Chairman and CEO (4)(5)(7)(10) .............. 1,140,185       15,000       3%            0            0        0
     Stephen M. Lacy, President -
      Publishing Group (5)(7)(10) .................    89,000            0       *             0            0        0
     Robert E. Lee, Director (6)(9) ...............    48,135            0       *         2,800            0        *
     David J. Londoner, Nominee (4) ...............    24,990        5,000       *             0            0        0
     Philip A. Marineau, Director (6) .............    11,349            0       *             0            0        0
     Suku V. Radia, Vice President -
      Chief Financial Officer (5)(7) ..............    20,183            0       *             0            0        0
     Nicholas L. Reding, Director (6)(9) ..........    45,261            0       *             0            0        0
     Jack D. Rehm, Director (4)(6)(9) .............   493,806       10,068       1%       45,457        1,344        *
     John S. Zieser, Vice President - General
      Counsel & Secretary (5)(7)(10) ..............    52,290            0       *             0            0        0

(c)  ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
     GROUP (3)(4)(5)(6)(7)(8)(9)(10)
     (19 persons) ...............................   3,139,169    2,342,306      31%    3,425,230    5,717,400       87%

--------------------------
*Less than one percent.
(1) Shares listed in the table under "Common Stock Owned" do not include shares of common stock deemed to be owned by the shareholder as a result of the shareholder's ownership of class B common stock which is convertible, share for share, into common stock. However, the calculation of "% of Class" includes such shares deemed to be owned. If such shares were not included in the calculations, the common stock ownership percentages would be: Mr.
     E. T. Meredith III, 5%; Mr. Frederick B. Henry, 3%; Ms. Mell Meredith Frazier, less than 1%; the Anna K. Meredith Endowment Trust, 0%; the other individuals' ownership percentages would be unchanged, and the ownership percentage in (c) All directors and executive officers as a group, would be 14%.
(2) Class B common stock is not transferable except to members of the family of the holder and certain other related entities. Class B common stock, however, is convertible, share for share, at any time into fully transferable common stock without the payment of any consideration.
(3) Includes shares owned by various trusts. The inclusion of these shares is not to be taken as an admission by the named shareholder of beneficial ownership of these shares for any other purpose.
(4) Includes shares beneficially owned by spouses and relatives living in the same home with the named individuals, and includes shares owned by family partnerships.
(5) Includes shares held by Wells Fargo, as trustee under the Meredith Savings and Investment Plan for the benefit of certain officers, which shares are voted by the trustee only at the direction of the individual plan participants.
(6) Includes shares which are subject to presently exercisable stock options or options exercisable within 60 days following July 31, 2001, by non-employee directors under the Company's 1993 Stock Option Plan for Non-Employee Directors as follows: 30,000 shares each for Messrs. Robert E. Lee and Nicholas L. Reding; 26,000 shares each for Messrs. Herbert M. Baum and Joel
     W. Johnson; 12,000 shares each for Dr. Mary Sue Coleman and Messrs. Frederick B. Henry and Jack D. Rehm; 6,000 shares each for Messrs. Philip
     A. Marineau and E. T. Meredith III; 2,000 shares for Ms. Christina A. Gold; and an additional 464,056 shares for Mr. Rehm under the Company's 1992 and 1996 Stock Incentive Plans.
(7) Includes shares which are subject to presently exercisable stock options or options exercisable within 60 days following July 31, 2001, by executive officers under the Company's 1992 and 1996 Stock Incentive Plans as follows: 992,369 shares for Mr. William T. Kerr; 182,600 shares for Mr. Jerome M. Kaplan; 73,400 shares for Mr. Stephen M. Lacy; 36,000 shares for Mr. John S. Zieser; and 12,000 shares for Mr. Suku V. Radia.
(8) Includes 2,069,559 shares which are subject to presently exercisable stock options or options exercisable within 60 days following July 31, 2001, by the directors and executive officers as a group.
(9) Includes stock equivalents held by the non-employee directors under the Company's 1990 Restricted Stock Plan for Non-Employee Directors as follows (rounded to the closest whole number): 9,227 shares for

     Mr. Robert E. Lee; 7,326 shares for Mr. Herbert M. Baum; 6,216 shares for Mr. Joel W. Johnson; 3,510 shares for Mr. Nicholas L. Reding; 3,172 shares for Mr. Jack D. Rehm; 1,464 shares for Mr. Frederick B. Henry; and 1,001 shares for Ms. Christina A. Gold; for an aggregate total of 31,916 shares.
(10) Includes stock equivalents held by the executive officers under the Company's 1996 Stock Incentive Plan as follows (rounded to the closest whole number): 44,178 shares for Mr. William T. Kerr; 6,492 shares for Mr. Stephen M. Lacy; 4,415 shares for Mr. Jerome M. Kaplan; and 3,078 shares for Mr. John S. Zieser; for an aggregate total of 64,029 shares.
(11) This is a charitable trust with five trustees: Bankers Trust Company, D. Mell Meredith Frazier, E. T. Meredith IV, Quentin G. Heisler, Jr., and John D. Bloodgood. The five trustees act by majority vote.
(12) Information as of December 31, 2000, based on Schedule 13G filed with the Securities and Exchange Commission.
(13) Includes 2,113,750 shares of common stock beneficially owned by Citigroup Inc.'s wholly-owned subsidiary, Salomon Smith Barney Holdings, Inc., 388 Greenwich Street, New York, NY 10013.


                              ELECTION OF DIRECTORS

     The Company's Restated Articles of Incorporation provide that the Board of Directors shall consist of not fewer than three nor more than 15 persons, as may be provided by the Bylaws, to be divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of directors. The Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The last resolution provided for 12 directors. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

     Listed below are the four persons who have been nominated as Class III directors to serve three-year terms to expire in 2004. All Class III nominees are currently serving as directors and were previously elected by the shareholders. Ms. Frazier is the daughter of Mr. E. T. Meredith III. In addition, Mr. David J. Londoner has been nominated as a Class I director by the Board of Directors to fill the vacancy which will be created by the resignation of Ms. Christina A. Gold from the Board effective as of the date of the Annual Meeting. Should any of these nominees become unable to serve prior to the upcoming Annual Meeting, an event which is not anticipated by the Company, the proxies, except those from shareholders who have given instructions to withhold voting for the following nominees, will be voted for such other person as the Compensation/Nominating Committee may nominate. Certain information concerning each of the four nominees for Class III directors, Mr. Londoner, and each of the continuing directors is set forth below.


                 NOMINEES FOR ELECTION AS CLASS III DIRECTORS --
                             TERMS TO EXPIRE IN 2004

                                   YEAR
                              FIRST ELECTED             PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
        NOMINEE         AGE   AS A DIRECTOR                       AND OTHER INFORMATION
---------------------   ---   -------------  --------------------------------------------------------------
Mary Sue Coleman        57        1997       President, The University of Iowa, 1995 to present; Provost,
                                             University of New Mexico, 1993 to 1995. Dr. Coleman is a
                                             director of Gaylord Container Corporation.

Mell Meredith Frazier   45        2000       Vice President, Meredith Corporation Foundation, September
                                             1999 to present; Director of Corporate Planning, Meredith
                                             Corporation, October 1999 to present; Financial Analyst,
                                             Meredith Corporation, July 1995 to October 1999.

Joel W. Johnson         58        1994       Chairman, President and Chief Executive Officer, Hormel
                                             Foods Corporation (producer and marketer of meat and food
                                             products), December 1995 to present; President and Chief
                                             Executive Officer, Hormel Foods Corporation, 1993 to December
                                             1995. Mr. Johnson is a director of Hormel Foods Corporation;
                                             Ecolab, Inc. and US Bancorp.

E. T. Meredith III      68        1966       Chairman of the Executive Committee, Meredith Corporation,
                                             1988 to present.

                   NOMINEE FOR ELECTION AS CLASS I DIRECTOR --
                             TERM TO EXPIRE IN 2002


                                   YEAR
                              FIRST ELECTED             PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
        NOMINEE         AGE   AS A DIRECTOR                       AND OTHER INFORMATION
---------------------   ---   -------------  --------------------------------------------------------------
David J. Londoner       64       Nominee     General Partner, The North River Company (family investment partnership), 1995 to present; Managing Director, Manager of
                                             Media/Entertainment Research Sector, ABN AMRO, Inc.
                                             (investment banking firm), 2000 to June 2001; Managing Director,
                                             Director of the Media/Entertainment Research Group, Schroder
                                             & Co., Inc. (successor to Wertheim & Co. Inc.) (investment banking firm), 1989 to 2000.

             DIRECTORS CONTINUING IN OFFICE AS CLASS I DIRECTORS --
                             TERMS TO EXPIRE IN 2002

                                   YEAR
                              FIRST ELECTED             PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
        DIRECTOR        AGE   AS A DIRECTOR                       AND OTHER INFORMATION
---------------------   ---   -------------  --------------------------------------------------------------
Robert E. Lee           66        1982       President, Glacier Properties, Inc. (private investment firm),
                                             1986 to present; Executive Director, Emeritus, The Denver
                                             Foundation (community foundation), 1996 to present; Executive
                                             Director, The Denver Foundation, 1989 to 1996; Chairman and
                                             CEO, First Interstate Bank of Denver, 1980 to 1989. Mr. Lee is
                                             a director of Storage Technology Corporation; Source Capital
                                             Corporation; ING North America Insurance Holdings, Inc. and
                                             Financial Investors Trust.

Philip A. Marineau      54        1998       President and Chief Executive Officer, Levi Strauss & Co.
                                             (worldwide brand apparel company), September 1999 to present;
                                             President and Chief Operating Officer, Pepsi-Cola North
                                             America (worldwide beverage division of Pepsico), December
                                             1997 to September 1999; President, Dean Foods, January 1996
                                             to October 1997; President and Chief Operating Officer, The
                                             Quaker Oats Company, 1993 to December 1995. Mr. Marineau
                                             is a director of Levi Strauss & Co.

Jack D. Rehm            68        1988       Chairman of the Board-Retired, Meredith Corporation, January
                                             1998 to present; Chairman of the Board, Meredith Corporation,
                                             July 1992 to December 1997; Chief Executive Officer, Meredith
                                             Corporation, February 1989 to December 1996. Mr. Rehm is a
                                             director of International Multifoods Corporation and
                                             Star Tek, Inc.

             DIRECTORS CONTINUING IN OFFICE AS CLASS II DIRECTORS --
                             TERMS TO EXPIRE IN 2003

                                   YEAR
                              FIRST ELECTED             PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
        DIRECTOR        AGE   AS A DIRECTOR                       AND OTHER INFORMATION
---------------------   ---   -------------  --------------------------------------------------------------
Herbert M. Baum         64        1994       Chairman, President and Chief Executive Officer, The Dial
                                             Corporation (manufacturer and marketer of consumer products),
                                             August 2000 to present; President and Chief Operating Officer,
                                             HASBRO, Inc. (toy manufacturer), 1999 to August 2000;
                                             Chairman and Chief Executive Officer, Quaker State
                                             Corporation, July 1995 to 1998; Chairman, President and Chief
                                             Executive Officer, Quaker State Corporation, 1993 to June
                                             1995. Mr. Baum is a director of Pepsi Americas Inc. Corporation;
                                             Midas, Inc.; The Dial Corporation; Fleming Cos., Inc. and
                                             Action Performance Companies, Inc.

Frederick B. Henry      55        1969       President, The Bohen Foundation (private charitable foundation),
                                             1985 to present.

                                   YEAR
                              FIRST ELECTED             PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
        DIRECTOR        AGE   AS A DIRECTOR                       AND OTHER INFORMATION
---------------------   ---   -------------  --------------------------------------------------------------
William T. Kerr         60        1994       Chairman and Chief Executive Officer, Meredith Corporation,
                                             January 1998 to present; President and Chief Executive Officer,
                                             Meredith Corporation, January 1997 to December 1997;
                                             President and Chief Operating Officer, Meredith Corporation,
                                             July 1994 to December 1996. Mr. Kerr is a director of Principal
                                             Mutual Holding Company; Storage Technology Corporation
                                             and Maytag Corporation.

Nicholas L. Reding      66        1992       Chairman, The Keystone Center (science and public policy),
                                             2001 to present; Chairman, Nidus Center for Scientific Enterprise
                                             (plant science and biotechnology business), 1999 to present;
                                             Vice Chairman, Monsanto Company, 1992 to 1998. Mr. Reding
                                             is a director of International Multifoods Corporation and CPI
                                             Corporation.


                   BOARD COMMITTEES, MEETINGS AND COMPENSATION

COMMITTEES OF THE BOARD

     There are five standing committees of the Board of Directors:

     AUDIT COMMITTEE. The members of this committee are Messrs. Marineau (Chairman), Baum and Johnson, Ms. Gold and Dr. Coleman. The committee is composed entirely of non-employee directors, each of whom meets the "independence" requirement of the New York Stock Exchange ("NYSE"). Pursuant to the Company's Audit Committee Charter (a copy of which is attached to this Proxy Statement as Appendix A), each member of the committee, in addition to meeting the "independence" requirement, must be "financially literate" as contemplated under the NYSE rules. The committee assists the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance. In addition, the committee maintains through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants.

     COMPENSATION/NOMINATING COMMITTEE. The members of this committee are Messrs. Lee (Chairman), Baum, Henry and Reding. The committee is composed entirely of non-employee directors. The committee reviews and approves changes in corporate officers' salaries, approves prior to adoption any officer, director or management incentive, bonus or stock plans or agreements and administers such plans as required. The committee also nominates directors to serve on the Board. The committee will consider shareholder recommendations for directors sent to the Compensation/Nominating Committee, c/o Mr. John S. Zieser, Vice President-General Counsel and Secretary, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

     EXECUTIVE COMMITTEE. The members of this committee are Messrs. Meredith (Chairman), Kerr, Lee and Rehm and Dr. Coleman. The committee has, during intervals between meetings of the Board in cases in which specific directions have not been given by the Board of Directors, all the authority of the Board in management of the Company's business, except for certain matters set forth in the Bylaws including the authority to declare dividends or other distributions, fill vacancies on the Board of Directors or any committee thereof, adopt, amend or repeal the Bylaws, or make fundamental changes in the corporate structure of the Company.

     FINANCE COMMITTEE. The members of this committee are Messrs. Reding (Chairman), Baum, Johnson, Lee and Rehm. The committee advises the Board with respect to corporate financial policies and procedures, dividend policy, specific corporate financing plans and annual operating and capital budgets. It also provides financial advice and counsel to management, appoints depositories of corporate funds and specifies conditions of deposit and withdrawal, approves corporate investment portfolios and capital expenditure requests by management within the limits established by the Board.

     PENSION COMMITTEE. The members of this committee are Messrs. Henry (Chairman) and Marineau, Ms. Frazier, Ms. Gold and Dr. Coleman. The committee reviews pension plans and amendments to ascertain that they are being administered in accordance with their terms and are providing authorized benefits. It also reviews levels and types of benefits and recommends changes. The committee recommends to the Board investment objectives for pension funds, reviews the performance of the funds and recommends to the Board such committees it deems desirable for the administration of the pension plans.

MEETINGS OF THE BOARD

     During fiscal 2001 the full Board met five times, the Compensation/Nominating and Audit Committees each met four times, the Finance Committee met six times, the Pension Committee met three times and the Executive Committee met once. All directors attended at least 75% of all meetings of the full Board and the respective committees on which they served during fiscal 2001.

COMPENSATION OF THE BOARD

     Employee directors receive no compensation for Board service. Non-employee directors receive a $35,000 annual retainer with an additional $3,000 annual retainer for committee chairpersons. Under the 1990 Restricted Stock Plan for Non-Employee Directors, as amended, non-employee directors have the opportunity to receive either all or 50% of the annual retainer (including the chairperson retainer) in either restricted stock or stock equivalents equal to 105% of the amount of the annual retainer converted. Each new non-employee director receives 1,200 shares of restricted stock upon election to the Board. The restricted stock vests on the fifth anniversary of the date of the grant. During fiscal 2001, seven of ten non-employee directors elected to receive all or 50% of their retainer in restricted stock or stock equivalents.

     The 1993 Stock Option Plan for Non-Employee Directors, as amended, is a further encouragement of directors' ownership of the Company's stock. Each non-employee director receives an option to purchase 6,000 shares of Company common stock on the day following the Annual Meeting of Shareholders at an exercise price equal to the average of the high and low market prices on the date of the grant. The options become exercisable one-third per year over a three-year period beginning on the first anniversary of the grant date. The options expire on the tenth anniversary of the grant date.

     Pursuant to a consulting agreement, Mr. Jack D. Rehm, former Chairman of the Board and a current director, receives not less than $150,000 per year through December 31, 2002. During fiscal 2001, Mr. Rehm received $150,000 under this consulting agreement.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides a summary of compensation paid to Mr. Kerr and the other four most highly compensated executive officers of the Company (the "named executive officers") for services rendered to the Company during each of the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                             ANNUAL COMPENSATION                 AWARDS
                                       ------------------------------   -------------------------
                                                                        RESTRICTED
                                                                          STOCK      SECURITIES
                              FISCAL                                      AWARDS     UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY       BONUS     OTHER      (1)(2)    OPTION AWARDS   COMPENSATION (3)
---------------------------   ------   --------    --------   -------   ----------  -------------   ----------------
William T. Kerr                2001    $690,000    $382,062               $     0       175,000          $21,790
 Chairman and CEO              2000     650,000     836,000                     0       100,000           21,790
                               1999     615,000     845,624                     0             0           22,840

Stephen M. Lacy                2001    $415,039    $249,715               $27,835        70,000          $ 8,238
 President - Publishing        2000     325,385     340,000                24,426        30,000            9,036
 Group (4)                     1999     290,000     326,250                37,379        18,000            6,521

Jerome M. Kaplan               2001    $425,289    $172,343               $ 2,521        50,000          $ 6,800
 President - Magazine          2000     390,000     225,000                21,917        25,200            6,800
 Group (5)                     1999     375,000     269,546                22,480        17,700            6,400

Suku V. Radia                  2001    $360,000    $141,750               $     0        30,000          $13,210
 Vice President - Chief        2000     114,923     127,258                85,313        18,000            1,195
 Financial Officer (6)

John S. Zieser                 2001    $304,000    $149,699               $ 4,248        30,000          $ 8,907
 Vice President - General      2000     290,000     307,537     6,040      78,573        24,000            5,528
 Counsel and Secretary (7)     1999     121,635      54,686    55,408      55,734        18,000                0

------------------------
(1)  Accumulated Restricted Stock:

                                                     AGGREGATE
                                      SHARES     YEAR-END VALUE ($)
                                     --------   -------------------
                William T. Kerr          *               *
                Stephen M. Lacy        2,513          $ 89,991
                Jerome M. Kaplan      13,307           476,524
                Suku V. Radia          3,000           107,430
                John S. Zieser         3,878           138,871

                *On February 25, 1999, Mr. Kerr and the Company entered into an agreement whereby all of Mr. Kerr's restricted stock (43,200 shares) was exchanged for an equal number of stock equivalents.

     Dividends are paid on reported restricted stock.

(2) Restricted stock awards vest five years after date of grant. The vesting of certain shares of restricted stock also is conditioned upon the continued holding of a corresponding number of shares of common stock.
(3) This column discloses: (a) matching contributions made by the Company equal to 80% of the first 5% of the employee's contributions to the Meredith Savings and Investment Plan, a defined contribution plan available generally to the employees of the Company, as follows: $6,800 for Mr. Kerr; $6,800 for Mr. Lacy; $6,800 for Mr. Kaplan; $4,985 for Mr. Radia; and $7,972 for Mr. Zieser; (b) life insurance premiums paid by the Company in fiscal 2001 on policies that are owned by the employees under split dollar insurance arrangements as follows: Mr. Kerr, $11,300; Mr. Lacy, $313; Mr. Radia, $8,225; and Mr. Zieser, $305; and (c) the premiums paid on term life insurance in fiscal 2001 as follows: $3,690 for Mr. Kerr; $1,125 for Mr. Lacy; and $630 for Mr. Zieser.
(4)  Mr. Lacy became President of the Publishing Group on November 14, 2000.
(5)  Mr. Kaplan became an executive officer on November 14, 2000.
(6)  Mr. Radia joined the Company on March 1, 2000.
(7)  Mr. Zieser joined the Company on January 18, 1999.

OPTION GRANTS TABLE

     The following table sets forth certain information with respect to options to purchase shares of the Company's common stock awarded during fiscal 2001 to the named executive officers. All options granted were nonqualified options. The option exercise price is equal to the fair market value of the Company's common stock on the date of the grant.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                  REALIZABLE VALUE AT
                                                                                                    ASSUMED ANNUAL
                                     INDIVIDUAL GRANTS                                     APPRECIATION FOR OPTION TERM (3)
-----------------------------------------------------------------------------------------  --------------------------------
                         NUMBER OF        % OF TOTAL
                         SECURITIES    OPTIONS GRANTED TO   EXERCISE
                         UNDERLYING       EMPLOYEES IN       OR BASE       EXPIRATION
NAME                  OPTIONS GRANTED    FISCAL YEAR (1)    PRICE ($)        DATE (2)           5% ($)          10% ($)
----                  ---------------  ------------------   ---------   -----------------  --------------   ---------------
William T. Kerr           100,000             9.13%          28.06250   August 9, 2010         1,764,836          4,472,440
                           75,000*            6.85%          28.06250   August 9, 2010         1,323,627          3,354,330

Stephen M. Lacy            24,000             2.19%          28.06250   August 9, 2010           423,561          1,073,386
                           18,000*            1.64%          28.06250   August 9, 2010           317,670            805,039
                           16,000             1.46%          30.75000   November 13, 2010        309,416            784,121
                           12,000*            1.10%          30.75000   November 13, 2010        232,062            588,091

Jerome M. Kaplan           17,700             1.62%          28.06250   August 9, 2010           312,376            791,622
                           12,000*            1.10%          28.06250   August 9, 2010           211,780            536,693
                           12,300             1.12%          30.75000   November 13, 2010        237,864            602,793
                            8,000*            0.73%          30.75000   November 13, 2010        154,708            392,061

Suku V. Radia              18,000             1.64%          28.06250   August 9, 2010           317,670            805,039
                           12,000*            1.10%          28.06250   August 9, 2010           211,780            536,693

John S. Zieser             18,000             1.64%          28.06250   August 9, 2010           317,670            805,039
                           12,000*            1.10%          28.06250   August 9, 2010           211,780            536,693

All Shareholders (4)                                                                         878,744,709      2,226,911,624

------------------------
(1)  Total options granted to employees during the fiscal year were 1,095,100.
(2) Options are fully exercisable after death or termination of employment due to disability or retirement through the expiration date. All options become exercisable in installments of one-third on the first three anniversaries of the date of grant except for certain options (indicated by *). Such options become exercisable in August 2008, but with an acceleration in vesting to August 2003 for a graduated number of options beginning with the achievement of at least an annualized earnings per share (EPS) growth of 13%, up to all of the options granted if the annualized EPS growth equals or exceeds 15%, and so long as the return on equity averages at least 15%, in each case, over the three-year period ending June 30, 2003.
(3) As required by the rules of the Securities and Exchange Commission, the dollar amounts under these columns represent the hypothetical gain or "option spread" that would exist for the options based on assumed 5% and 10% annual compounded rates of stock price appreciation over the full option term. The prescribed rates are not intended to forecast possible future appreciation.
(4) All shareholders are shown for comparison purposes only. The realizable value to all shareholders is the aggregate net gain, assuming a starting market price per share of common stock of $28.0625 (the fair market value on August 9, 2000), and appreciation at assumed annual rates of 5% and 10% for a ten-year period.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth as to each named executive officer information with respect to the status of all options granted to such officer as of June 30, 2001.


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                                OPTIONS AT FY-END (#)            FY-END ($) (2)
                    SHARES ACQUIRED                          ---------------------------   ---------------------------
NAME                  ON EXERCISE    VALUE REALIZED ($) (1)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                ---------------  ----------------------  -----------   -------------   -----------   -------------
William T. Kerr         25,000              $772,250           575,702        941,666      $11,476,700    $8,879,350
Stephen M. Lacy              0                     0            53,400        100,000           15,923       625,640
Jerome M. Kaplan             0                     0           146,900         93,200        2,287,566       694,866
Suku V. Radia                0                     0             6,000         42,000           44,235       320,895
John S. Zieser               0                     0            24,000         48,000           31,845       264,270

------------------------
(1) Calculated based on the difference between the exercise price and the fair market value of the Company's common stock on the date of exercise.

(2) Calculated based on the fair market value of the Company's common stock on June 30, 2001 ($35.81).


                  RETIREMENT PROGRAMS AND EMPLOYMENT AGREEMENTS

     The Company maintains separate qualified defined benefit plans for its union and nonunion employees, as well as two nonqualified supplemental pension plans covering certain nonunion employees. Defined benefit plans and the supplemental pension plans are actuarial plans and the amount of the contribution with respect to a specific person cannot readily be separately calculated by the regular actuaries for the plans. The Company makes annual contributions to the qualified plans to the extent permitted by the funding rules of the Internal Revenue Service.

     As of January 1, 2001, the latest date for which information is available, 347 employees participated in the bargaining unit defined benefit plan and 2,476 nonunion employees participated in the nonunion defined benefit plans. Assuming retirement at age 65, estimated annual retirement benefits under the nonunion qualified plan as in effect for the 2001 plan year would be as follows:

                                  PENSION TABLE

                   FINAL                 YEARS OF SERVICE
                  AVERAGE       -----------------------------------
               COMPENSATION        10           15            20
               ------------     --------     --------      --------
                $  400,000      $ 93,088     $139,632      $186,176
                   500,000       118,088      177,132       236,176
                   600,000       143,088      214,632       286,176
                   700,000       168,088      252,132       336,176
                   800,000       193,088      289,632       386,176
                   900,000       218,088      327,132       436,176
                 1,000,000       243,088      364,632       486,176
                 1,100,000       268,088      402,132       536,176
                 1,200,000       293,088      439,632       586,176
                 1,300,000       318,088      477,132       636,176
                 1,400,000       343,088      514,632       686,176
                 1,500,000       368,088      552,132       736,176
                 1,600,000       393,088      589,632       786,176
                 1,700,000       418,088      627,132       836,176
                 1,800,000       443,088      664,632       886,176
                 1,900,000       468,088      702,132       936,176

     As of January 1, 2001, the credited years of service for individuals listed in the compensation table above are as follows: Mr. Jerome M. Kaplan, President - Magazine Group - 19 years; Mr. William T. Kerr, Chairman and Chief Executive Officer - 9 years; Mr. Stephen M. Lacy, President - Publishing Group
- 3 years; Mr. Suku V. Radia, Vice President - Chief Financial Officer - 0 years; and Mr. John S. Zieser, Vice President - General Counsel and
Secretary - 2 years.

For calendar year 2000, covered compensation for purposes of the supplemental pension plans including bonuses was $1,506,000 for Mr. William T. Kerr; $697,308 for Mr. Stephen M. Lacy; $639,242 for Mr. John S. Zieser; $634,351 for Mr. Jerome M. Kaplan; and $422,426 for Mr. Suku V. Radia. The compensation includes deferrals under the Deferred Compensation Plan, which are included as compensation under the replacement and supplemental plans.

     The Company entered into an agreement effective February 1, 2001, with Mr. Kerr that provides for his employment through June 30, 2006, subject to automatic renewal for subsequent one-year terms. Mr. Kerr receives a minimum annual salary of $690,000 and an incentive bonus determined under the terms of the Company's Management Incentive Plan. The agreement also provides that during the course of his employment, Mr. Kerr shall be eligible to participate in all long-term incentive plans, including, without limitation, stock incentive plans adopted by the Company and, in effect, at levels of awards to be granted by the Compensation/Nominating Committee commensurate with the level of Mr. Kerr's responsibilities and performance thereof. In addition to participating in the Meredith Employees' Retirement Income Plan, the Meredith Savings and Investment Plan and the Company's supplemental retirement plans, the Company has established a Minimum Supplemental Retirement Benefit Program ("MSRBP") for the benefit of Mr. Kerr. The MSRBP provides for a minimum retirement benefit equal to the benefits Mr. Kerr would have received under the retirement plans of a previous employer offset by benefits accrued under the Company's pension plans. The MSRBP also provides for a death benefit related to the value of the accrued benefit under the MSRBP.

     Mr. Kerr and the other executive officers of the Company have all entered into severance agreements with the Company. These agreements provide for the payment to the executive of an amount equal to three times the average annual base salary and incentive compensation paid to the executive during the three fiscal years immediately prior to a change of control of the Company as defined in detail in the agreements. All agreements with the executive officers with respect to grants of nonqualified stock options under the 1996 Plan provide for the vesting of the options in the event of a change of control in accordance with the terms of the 1996 Plan.


                      REPORT OF THE COMPENSATION/NOMINATING
                       COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation/Nominating Committee reviews and approves changes in the compensation of the Company's officers. The Committee administers various stock and other compensation-related plans provided for the benefit of the Company's officers, directors and other key managers, with the purpose of encouraging the participants to achieve the Company's performance goals and to align the interests of the participants with the interests of the Company's shareholders. The Compensation/Nominating Committee is composed entirely of independent outside directors. There are no Compensation/Nominating Committee interlocks and there is no insider participation on the Committee. The Committee has provided the following report on executive compensation for inclusion in this Proxy
Statement:

COMPENSATION PHILOSOPHY

     The Company's executive compensation philosophy has the following objectives:

     (1) To provide compensation opportunities competitive with those available at comparable firms in the specific industries in which the Company conducts its businesses and the national marketplace;

     (2) To provide the opportunity to earn beyond competitive levels if superior operating performance and shareholder returns are achieved;

     (3) To design incentives that balance the need to meet or exceed annual operating plans with the need for long-term business growth and to provide superior shareholder returns;

     (4) To provide clear, controllable and measurable objectives for the executives to meet; and

     (5) To attract, retain and motivate top caliber executives in each market segment in which the Company competes.

     Pay for performance, which is directly linked to both short-term and long-term compensation, is the foundation of the compensation program for the Company's CEO and other executive officers.

     Section 162(m) of the Internal Revenue Code limits the deductibility of certain items of compensation paid to the CEO and to each of the named executive officers to $1,000,000 annually. The Committee believes that it is in the best interests of the Company to receive maximum tax deductibility for compensation paid to the CEO and the other executive officers under Section 162(m). The Committee has adopted or approved appropriate changes to the Company's long-term and short-term incentive programs to provide for the deductibility of compensation received under the plans, but reserves the right to provide for compensation to the CEO and other executive officers that may not be deductible, if determined to be in the best interests of the Company and its shareholders.

CEO AND EXECUTIVE OFFICER COMPENSATION PROGRAM ELEMENTS

     Periodic media and general industry competitive market reviews of executive compensation are conducted with the assistance of outside compensation consultants. The Company's compensation program strives to be competitive in relation to the market data available. The Committee strives to establish CEO and other executive officer base salaries within the mid-range of the market survey data. Short-term and long-term incentive targets are set in the same manner. Compensation beyond the mid-range may be awarded from time to time based upon individual performance.

     BASE SALARY. Salaries for the CEO and executive officer group are based on the marketplace value of each job and on individual contributions and performance. The performance of the CEO and each executive officer is reviewed annually by the Committee. Salary increases are based primarily on the annual merit reviews. The rates of increase are tied to both individual performance and general executive compensation trends.

     Mr. Kerr's annual base salary, pursuant to his employment contract, was $690,000 for fiscal 2001. Mr. Kerr's salary is within the mid-range of salaries for comparable positions as reported in the market survey data.

     SHORT-TERM INCENTIVE PROGRAM. The Company's Management Incentive Plan provides the CEO and other executive officers with an annual incentive to attain established financial and overall performance targets. For fiscal 2001, at least 85% of the incentive awards to the CEO and all other executive officers was based on specific financial targets relating to earnings and cash flow, with the balance relating to predetermined qualitative organizational objectives.

     The goals for each participant are reviewed and revised annually in connection with the approval of the budget for the upcoming fiscal year. For fiscal 2001, the incentive payments for goal achievement for the CEO were set at 55% of base salary for achieving target and up to 137.5% of base salary for achieving performance above target. The incentive payments for the other executive officers were 45% for achieving target and up to 112.5% for achieving performance above target. At each quarterly meeting of the Committee, the progress of the CEO and other executive officers toward meeting the quantitative goals established for the fiscal year was reviewed.

     For fiscal 2001, the Company did not achieve all of the financial performance goals established by the Committee at the beginning of the year for Mr. Kerr and the other executive officers to receive their targeted incentive awards. Mr. Kerr received an incentive award of $382,062. For fiscal 2001, the other executive officers named in this Proxy Statement received incentive awards totaling $713,507.

     LONG-TERM INCENTIVE PROGRAM. In fiscal 2001, the Committee utilized the grant of nonqualified stock options, under the 1996 Stock Incentive Plan (the "1996 Plan"), to the executive officers in the implementation of its long-term incentive program.

     The nonqualified stock options awarded by the Committee under the 1996 Plan during fiscal 2001 as part of the long-term incentive program are generally exercisable one-third per year over the three-year period commencing on the first anniversary of the grant date. The options granted will expire on the tenth anniversary of the date of grant. All options granted become exercisable in the event of the grantee's termination of employment due to death, disability or retirement. Unless the grantee's employment with the Company is terminated for reasons other than death, disability or retirement, the grantee may exercise all exercisable stock options until the date of expiration. All options granted during fiscal 2001 carry an exercise price at the fair market value on the date of grant.

     THE MEREDITH EXECUTIVE STOCK OWNERSHIP PROGRAM. A stock ownership program has been designed by the Committee utilizing the 1996 Plan. The purpose of the program is to encourage increased

Company stock holdings by executives. Target levels of individual stock holdings are established for the participants in the program at one and one-half to two times each participant's base pay. Each participant is awarded restricted stock equal to 20% of his or her personal acquisitions of Company stock up to the established target since the last day of the prior year. The incremental stock holdings must be maintained for a specified period of time in order for the restrictions to lapse. The Committee believes this program will provide further incentives to the participants to focus on long-term Company performance and shareholder value. Because Mr. Kerr has met his target ownership, he did not receive any shares of restricted stock under this program during fiscal 2001. The other named executive officers received an aggregate total of 1,002 shares of restricted stock under this program during fiscal 2001.

OTHER COMPENSATION

     The CEO and other executive officers are eligible to participate in the Company benefit plans described elsewhere in this Proxy Statement under the terms of those plans and without consideration of achievement of performance standards.

PEER GROUP SELECTION AND COMPARATIVE ANALYSIS

     The Company does not believe that the published indices accurately reflect the mix of businesses in which the Company competes. Therefore, the Company has, in good faith, selected a Peer Group of ten media and television broadcast companies for the purpose of preparing the shareholder performance graph set forth under "Comparison of Shareholder Return." Recognizing that there are no other companies that have the exact combination of businesses as the Company, the companies selected for the Peer Group have multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

     Many of the companies selected for the Peer Group are larger and/or engaged in businesses other than the Company's core businesses. Consequently, for the purposes of compensation comparisons, the Company and the Committee have chosen to use broader media and general industry survey information that includes information on members of the Peer Group. The Committee has attempted to maintain the total compensation for the CEO and other executive officers at a level close to the mid-range of the surveyed groups.

                        COMPARISON OF SHAREHOLDER RETURN

     The following graph compares the performance of the Company's common stock during the period July 1, 1996, to June 30, 2001, with the S&P 500 Index and with a Peer Group of ten companies engaged in multimedia businesses primarily with publishing and/or television broadcasting in common with the Company.

     The S&P 500 Index includes 500 U.S. companies in the industrial, transportation, utilities and financial sectors and is weighted by market capitalization. The Peer Group selected by the Company for comparison, which is also weighted by market capitalization, is comprised of the following: A. H. Belo Corporation; Gannett Co., Inc.; Hearst-Argyle Television, Inc.; The McGraw-Hill Companies, Inc.; Media General, Inc.; The New York Times Company; Reader's Digest Association Inc.; The E. W. Scripps Company; Tribune Company; and Washington Post Company.

     The graph depicts the results for investing $100 in the Company's common stock, the S&P 500 Index and the Peer Group at closing prices on June 30, 1996. It assumes that dividends were reinvested.



                              [PLOT POINTS CHART]


                         1996    1997     1998     1999     2000     2001
                         ----    ----     ----     ----     ----     ----
Meredith ............    $100     140      229      170      167      179
S&P 500 .............    $100     135      175      215      230      196
Peer Group ..........    $100     128      180      191      176      200

CONCLUSION

     The Committee believes that the Company's executive compensation programs effectively tie executive pay to the performance of the Company and to shareholder value.

                             Mr. Robert E. Lee, Chairman
                             Mr. Herbert M. Baum
                             Mr. Frederick B. Henry
                             Mr. Nicholas L. Reding

                             AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board of Directors (a copy of which is attached to this Proxy Statement as Appendix A), include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the Company's audited financial statements included in the 2001 Annual Report to Shareholders. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

     We have discussed with KPMG LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from KPMG LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between KPMG LLP and the Company that in its professional judgment may reasonably be thought to bear on independence. KPMG LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the Company's audited financial statements included in the Company's 2001 Annual Report to Shareholders, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                              Mr. Philip A. Marineau, Chairman
                              Mr. Herbert M. Baum
                              Dr. Mary Sue Coleman
                              Ms. Christina A. Gold
                              Mr. Joel W. Johnson

INDEPENDENT AUDITORS

     The Board of Directors has reappointed KPMG LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2002. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by KPMG LLP for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended September 30, 2000; December 31, 2000; and March 31, 2001, were approximately $430,000.

ALL OTHER FEES

     The aggregate fees for all other services rendered by KPMG LLP for the Company's most recent fiscal year were approximately $124,000. In addition to the tax services for the Company, these fees include work performed by KPMG LLP with respect to tax preparation and planning services on behalf of certain officers and directors of the Company.

     The Audit Committee has advised the Company that it has determined that the non-audit services rendered by KPMG LLP during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.


                              SHAREHOLDER PROPOSALS

     Any shareholder wishing to include a proposal in the Company's Proxy Statement and form of proxy for the 2002 Annual Meeting of Shareholders must submit the proposal so that it is received by the Company no later than May 27, 2002. The proposal should be addressed to Secretary, Meredith Corporation, 1716 Locust Street, Des Moines, Iowa 50309-3023.

     Pursuant to the Company's Bylaws, any shareholder wishing to bring a proposal before the 2002 Annual Meeting of Shareholders (but whose proposal will not be included in the Company's Proxy Statement) must deliver written notice of such proposal in accordance with the requirements of the Bylaws to the Secretary of the Company at the address specified above not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year's Annual Meeting. For 2002, such proposal must be received not earlier than the close of business on July 15, 2002, and not later than the close of business on August 14, 2002, and otherwise comply with the requirements of the Bylaws.

     Pursuant to the Company's Bylaws, any shareholder wishing to propose a nominee for the Board of Directors must deliver written notice of such proposed nominee to the Secretary of the Company at the address specified above not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year's Annual Meeting. For 2002, written notice of such proposed nominee must be received not earlier than the close of business on July 15, 2002, and not later than the close of business on August 14, 2002, and otherwise comply with the requirements of the Bylaws.


                                FURTHER BUSINESS

     Except as hereinbefore stated, the management knows of no further business intended to be presented at the meeting, but, if any further business properly comes before the meeting, the persons named in the enclosed form of proxy will vote all proxies in accordance with their best judgment using the discretionary authority granted in the proxies.



                                                 JOHN S. ZIESER
                                        VICE PRESIDENT -- GENERAL COUNSEL
                                                  AND SECRETARY

Des Moines, Iowa
September 24, 2001

                                                                      APPENDIX A


                              MEREDITH CORPORATION
                             AUDIT COMMITTEE CHARTER


INTRODUCTION

     To demonstrate its commitment to employing sound legal and ethical conduct, effective internal controls and accurate financial reporting, Meredith Corporation and its Audit Committee have developed this Audit Committee Charter. This Charter describes the Audit Committee's authority, duties and responsibilities necessary and appropriate to perform its oversight function effectively.

PURPOSE

     The Audit Committee is appointed by the Board of Directors for the primary purposes of:

     * Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

     * Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors and independent accountants.

COMPOSITION AND QUALIFICATIONS

     The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the New York Stock Exchange, Inc. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors in its business judgment.

RESPONSIBILITIES

     The Audit Committee will:

     (1) Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

          * Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          * Review changes in accounting or auditing policies, including resolution of any significant reporting or operational issues affecting the financial statements.

          * Inquire as to the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

          * Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

     (2) Review by full committee or chair with management and the independent accountants, if necessary, the Company's quarterly and annual financial statements in advance of any filings with the SEC, and make a specific recommendation to the Board of Directors.

     (3) Oversee the external audit coverage. The Company's independent accountants are ultimately accountable to the Board of Directors and the Audit Committee, which have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

          * Recommend to the Board the appointment of the independent accountants.

          * Approve the engagement letter and the fees to be paid to the independent accountants.

          * Obtain confirmation and assurance as to the independent accountants' independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

          * Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

          * Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

     (4) Oversee internal audit coverage. In connection with its oversight responsibilities, the Audit Committee will:

          * Review the appointment or replacement of the senior internal auditing executive.

          * Review, in consultation with management, the independent accountants and the senior internal auditing executive, the plan and scope of internal audit activities.

          *    Review internal audit activities, budget and staffing.

          * Review significant findings prepared by the internal auditing department and management's responses.

     (5) Review with the independent accountants and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

     (6) Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

     (7) Meet at least annually in an individual executive session with the chief financial officer, the senior internal auditing executive, and the independent accountants.

     (8) Review periodically with the Company's General Counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

     (9) Report regularly to the Board of Directors with respect to Audit Committee activities.

     (10) Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

     (11) Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

                                  DETACH HERE

                              MEREDITH CORPORATION

                                  COMMON STOCK

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEREDITH CORPORATION
     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2001


                                   P R O X Y


FREDERICK B. HENRY, E.T. MEREDITH III and WILLIAM T. KERR, and each of them are hereby appointed proxies of the shareholder(s) signing this card on the reverse side, with power of substitution acting by a majority of proxies present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation common stock which said shareholder(s) is (are) entitled to vote, at the ANNUAL MEETING OF SHAREHOLDERS to be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 12, 2001, at 10:00 A.M., local time, and at any adjournment thereof, with all the powers the signing shareholders would possess if present. The Directors recommend a vote FOR such matters. The proxies are instructed to vote as follows:


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SHOWN ON THE REVERSE SIDE OF THIS CARD AND AS SET FORTH IN THE NOTICE OF ANNUAL MEETING DATED SEPTEMBER 24, 2001. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE RELATED PROXY STATEMENT.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE
                                SEE REVERSE SIDE

   DETACH CARD BELOW, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                          [LOGO] MEREDITH CORPORATION

         PLEASE ACT PROMPTLY, SIGN, DATE & MAIL YOUR PROXY CARD TODAY.


                                   DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

1. Election of four Class III Directors for terms expiring in 2004, as provided in the Bylaws of the Company:

        NOMINEES: (01) Mary Sue Coleman, (02) Mell Meredith Frazier,
                  (03) Joel W. Johnson and (04) E.T. Meredith III

   Election of one Class I Director for a term expiring in 2002, as provided in the Bylaws of the Company:

        NOMINEE: (05) David J. Londoner


                FOR [ ]    [ ] WITHHELD

[ ] __________________________________
For all nominees except as noted above

2. In its discretion, upon such other matters as may properly come before the meeting.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.


Signature:_____________________________ Date:______________________________


Signature:_____________________________ Date:______________________________

                                   DETACH HERE

                              MEREDITH CORPORATION

                              CLASS B COMMON STOCK

  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEREDITH CORPORATION
     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2001


                                   P R O X Y


FREDERICK B. HENRY, E.T. MEREDITH III and WILLIAM T. KERR, and each of them are hereby appointed proxies of the shareholder(s) signing this card on the reverse side, with power of substitution acting by a majority of proxies present and voting, or if only one proxy is present and voting, then acting by that one, to vote the shares of Meredith Corporation Class B common stock which said shareholder(s) is (are) entitled to vote, at the ANNUAL MEETING OF SHAREHOLDERS to be held at the Company's principal executive offices, 1716 Locust Street, Des Moines, Iowa 50309-3023, on Monday, November 12, 2001, at 10:00 A.M., local time, and at any adjournment thereof, with all the powers the signing shareholders would possess if present. The Directors recommend a vote FOR such matters. The proxies are instructed to vote as follows:


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS SHOWN ON THE REVERSE SIDE OF THIS CARD AND AS SET FORTH IN THE NOTICE OF ANNUAL MEETING DATED SEPTEMBER 24, 2001. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE RELATED PROXY STATEMENT.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE
                                SEE REVERSE SIDE

   DETACH CARD BELOW, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.

                          [LOGO] MEREDITH CORPORATION

         PLEASE ACT PROMPTLY, SIGN, DATE & MAIL YOUR PROXY CARD TODAY.


                                   DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

1. Election of four Class III Directors for terms expiring in 2004, as provided in the Bylaws of the Company:

        NOMINEES: (01) Mary Sue Coleman, (02) Mell Meredith Frazier,
                  (03) Joel W. Johnson and (04) E.T. Meredith III

   Election of one Class I Director for a term expiring in 2002, as provided in the Bylaws of the Company:

        NOMINEE: (05) David J. Londoner


                FOR [ ]    [ ] WITHHELD

[ ] __________________________________
For all nominees except as noted above

2. In its discretion, upon such other matters as may properly come before the meeting.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized official. If a partnership, please sign in partnership name by an authorized person.


Signature:_____________________________ Date:______________________________


Signature:_____________________________ Date:______________________________